Vanguard® Emerging Markets Bond Fund
Schedule of Investments (unaudited)
As of June 30, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
Corporate Bonds (25.0%)
Azerbaijan (1.1%)
[1]	Southern Gas Corridor CJSC	6.875%	3/24/26	23,215	22,838
	State Oil Co. of The Azerbaijan Republic	6.950%	3/18/30	1,335	1,264
					24,102
Brazil (1.5%)
	Embraer Netherlands Finance BV	5.400%	2/1/27	700	663
	Embraer Netherlands Finance BV	6.950%	1/17/28	16,648	16,115
[2]	Globo Comunicacao e Participacoes SA	5.500%	1/14/32	11,870	9,273
[2]	Natura &Co Luxembourg Holdings Sarl	6.000%	4/19/29	6,880	6,056
					32,107
Chile (3.0%)
	Antofagasta plc	2.375%	10/14/30	2,480	1,931
[2]	Antofagasta plc	5.625%	5/13/32	12,500	12,093
[2]	Empresa de los Ferrocarriles del Estado	3.830%	9/14/61	4,356	3,095
	Empresa Nacional del Petroleo	4.375%	10/30/24	7,709	7,662
	Empresa Nacional del Petroleo	3.750%	8/5/26	15,771	14,544
	Empresa Nacional del Petroleo	5.250%	11/6/29	24,433	23,089
	Empresa Nacional del Petroleo	4.500%	9/14/47	1,650	1,202
					63,616
India (0.2%)
[2]	JSW Infrastructure Ltd.	4.950%	1/21/29	5,325	4,156
Indonesia (3.6%)
[2]	Freeport Indonesia PT	5.315%	4/14/32	9,570	8,766
[2]	Freeport Indonesia PT	6.200%	4/14/52	8,535	7,382
	Indofood CBP Sukses Makmur Tbk PT	3.398%	6/9/31	10,500	8,187
	Indofood CBP Sukses Makmur Tbk PT	4.745%	6/9/51	3,670	2,479
	Indonesia Asahan Aluminium Persero PT	4.750%	5/15/25	3,270	3,249
	Indonesia Asahan Aluminium Persero PT	6.530%	11/15/28	4,463	4,520
	Indonesia Asahan Aluminium Persero PT	5.800%	5/15/50	9,856	7,914
	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara	4.125%	5/15/27	6,497	6,256
	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara	5.450%	5/21/28	19,998	20,221
	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara	3.875%	7/17/29	3,000	2,713
[2,3]	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara	1.875%	11/5/31	4,400	3,443
					75,130
Kazakhstan (1.9%)
	Kazakhstan Temir Zholy Finance BV	6.950%	7/10/42	4,115	3,698
	Kazakhstan Temir Zholy National Co. JSC	3.250%	12/5/23	1,750	1,723
	KazMunayGas National Co. JSC	4.750%	4/19/27	8,078	7,032

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	KazMunayGas National Co. JSC	5.375%	4/24/30	400	352
	KazMunayGas National Co. JSC	5.750%	4/19/47	9,200	6,992
	KazMunayGas National Co. JSC	6.375%	10/24/48	13,500	11,150
	KazTransGas JSC	4.375%	9/26/27	11,599	10,169
					41,116
Malaysia (2.6%)
	Petronas Capital Ltd.	3.500%	4/21/30	56,441	53,020
	Petronas Capital Ltd.	3.404%	4/28/61	3,930	2,958
					55,978
Mauritius (0.3%)
[2]	Axian Telecom Co.	7.375%	2/16/27	6,755	6,489
Mexico (6.2%)
[2]	America Movil SAB de CV	5.375%	4/4/32	15,066	13,340
[2]	CIBANCO SA Institucion de Banca Multiple Trust CIB	4.375%	7/22/31	8,565	6,160
	Comision Federal de Electricidad	4.688%	5/15/29	7,300	6,538
	Comision Federal de Electricidad	3.348%	2/9/31	6,190	4,756
[2]	Comision Federal de Electricidad	3.875%	7/26/33	7,123	5,399
	Comision Federal de Electricidad	3.875%	7/26/33	1,541	1,174
	Petroleos Mexicanos	3.500%	1/30/23	7,850	7,722
	Petroleos Mexicanos	4.625%	9/21/23	2,716	2,663
	Petroleos Mexicanos	6.490%	1/23/27	20,198	17,476
	Petroleos Mexicanos	6.500%	3/13/27	12,539	10,885
	Petroleos Mexicanos	5.950%	1/28/31	7,640	5,560
	Petroleos Mexicanos	6.375%	1/23/45	8,780	5,374
	Petroleos Mexicanos	5.625%	1/23/46	1	1
	Petroleos Mexicanos	6.750%	9/21/47	30,060	18,600
	Petroleos Mexicanos	6.350%	2/12/48	17,648	10,368
	Petroleos Mexicanos	7.690%	1/23/50	9,453	6,340
	Petroleos Mexicanos	6.950%	1/28/60	7,945	4,915
[4]	Petroleos Mexicanos	6.700%	2/16/32	4,278	3,262
					130,533
Peru (1.6%)
[2]	Consorcio Transmantaro SA	5.200%	4/11/38	15,500	13,873
[2]	Petroleos del Peru SA	5.625%	6/19/47	8,750	5,967
	Petroleos del Peru SA	5.625%	6/19/47	20,928	14,179
					34,019
Russia (0.3%)
	Gazprom PJSC Via Gaz Capital SA	5.150%	2/11/26	20,522	5,644
South Africa (0.6%)
	Eskom Holdings SOC Ltd.	6.750%	8/6/23	8,730	7,991
	Eskom Holdings SOC Ltd.	7.125%	2/11/25	5,528	4,661
					12,652
Thailand (1.2%)
	Bangkok Bank PCL	3.733%	9/25/34	10,552	9,255
[2]	GC Treasury Center Co. Ltd.	4.400%	3/30/32	16,695	15,363
					24,618
United States (0.9%)
[2]	JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc.	5.750%	4/1/33	19,341	18,419
Venezuela (0.0%)
[5]	Petroleos de Venezuela SA	6.000%	11/15/26	2,850	157

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[5]	Petroleos de Venezuela SA	5.375%	4/12/27	462	25
					182
Total Corporate Bonds (Cost $642,718)					528,761
Sovereign Bonds (67.6%)
Angola (0.7%)
[2]	Republic of Angola	8.750%	4/14/32	12,500	10,000
	Republic of Angola	9.125%	11/26/49	6,112	4,358
					14,358
Argentina (1.0%)
	Republic of Argentina	1.000%	7/9/29	926	214
[6]	Republic of Argentina, 0.750% coupon rate effective 7/9/23	0.500%	7/9/30	47,788	11,339
[6]	Republic of Argentina, 1.500% coupon rate effective 7/9/22	1.125%	7/9/35	36,251	8,005
[6]	Republic of Argentina, 3.500% coupon rate effective 7/9/22	2.500%	7/9/41	8,000	2,174
					21,732
Azerbaijan (0.7%)
	Republic of Azerbaijan	4.750%	3/18/24	6,848	6,747
	Republic of Azerbaijan	3.500%	9/1/32	10,500	8,331
					15,078
Bahrain (0.7%)
	Kingdom of Bahrain	6.250%	1/25/51	19,637	14,666
Belarus (0.1%)
	Republic of Belarus	7.625%	6/29/27	2,200	317
	Republic of Belarus	6.200%	2/28/30	1,760	260
	Republic of Belarus	6.378%	2/24/31	8,460	1,237
					1,814
Cameroon (0.2%)
[2,3]	Republic of Cameroon	5.950%	7/7/32	6,192	4,805
Chile (2.1%)
	Republic of Chile	2.750%	1/31/27	16,100	15,045
	Republic of Chile	2.550%	7/27/33	7,747	6,329
	Republic of Chile	3.500%	1/31/34	8,873	7,891
	Republic of Chile	4.340%	3/7/42	9,250	8,242
	Republic of Chile	3.500%	4/15/53	4,172	3,156
	Republic of Chile	3.250%	9/21/71	4,562	3,046
					43,709
Colombia (2.3%)
	Republic of Colombia	5.000%	6/15/45	37,587	25,128
	Republic of Colombia	5.200%	5/15/49	22,349	15,133
	Republic of Colombia	4.125%	5/15/51	12,620	7,570
					47,831
Croatia (1.3%)
	Republic of Croatia	5.500%	4/4/23	8,000	8,113
	Republic of Croatia	1.125%	6/19/29	3,000	2,692
	Republic of Croatia	2.750%	1/27/30	4,616	4,617
	Republic of Croatia	1.500%	6/17/31	14,019	12,501
					27,923
Democratic Republic of Congo (0.7%)
	Republic of South Africa	5.875%	4/20/32	16,480	14,096
Dominican Republic (4.0%)
	Dominican Republic	6.875%	1/29/26	850	867

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Dominican Republic	5.950%	1/25/27	2,260	2,163
[2]	Dominican Republic	5.500%	2/22/29	41,335	36,039
	Dominican Republic	4.500%	1/30/30	13,209	10,525
	Dominican Republic	4.875%	9/23/32	14,454	11,158
[2]	Dominican Republic	6.000%	2/22/33	8,574	7,138
	Dominican Republic	5.875%	1/30/60	24,589	16,764
					84,654
Ecuador (1.4%)
[6]	Republic of Ecuador, 2.500% coupon rate effective 7/31/22	1.000%	7/31/35	36,245	17,924
[6]	Republic of Ecuador, 5.500% coupon rate effective 7/31/22	5.000%	7/31/30	16,800	10,937
					28,861
Egypt (2.2%)
	Arab Republic of Egypt	8.500%	1/31/47	10,059	5,964
	Arab Republic of Egypt	7.903%	2/21/48	21,231	12,161
	Arab Republic of Egypt	8.700%	3/1/49	18,857	11,258
	Arab Republic of Egypt	8.875%	5/29/50	2,518	1,533
	Arab Republic of Egypt	8.750%	9/30/51	14,258	8,572
	Arab Republic of Egypt	8.150%	11/20/59	11,904	6,887
	Arab Republic of Egypt	7.500%	2/16/61	1,800	999
					47,374
El Salvador (0.8%)
	Republic of El Salvador	5.875%	1/30/25	8,172	2,942
	Republic of El Salvador	8.625%	2/28/29	14,836	4,844
	Republic of El Salvador	8.250%	4/10/32	8,500	2,805
	Republic of El Salvador	7.125%	1/20/50	21,740	6,631
					17,222
Gabon (0.5%)
	Republic of Gabon	6.950%	6/16/25	7,500	6,525
[4]	Republic of Gabon	6.625%	2/6/31	7,000	5,160
					11,685
Georgia (0.8%)
	Republic of Georgia	2.750%	4/22/26	20,340	16,746
Ghana (0.6%)
	Republic of Ghana	8.875%	5/7/42	5,231	2,507
[4]	Republic of Ghana	8.950%	3/26/51	15,841	7,460
[4]	Republic of Ghana	8.750%	3/11/61	6,764	3,173
					13,140
Guatemala (0.6%)
	Republic of Guatemala	4.875%	2/13/28	2,000	1,862
[4]	Republic of Guatemala	6.125%	6/1/50	13,900	11,667
					13,529
Honduras (0.6%)
[4]	Republic of Honduras	7.500%	3/15/24	12,689	11,943
Hungary (1.2%)
	Republic of Hungary	5.375%	2/21/23	1	1
[2]	Republic of Hungary	5.250%	6/16/29	11,150	11,120
	Republic of Hungary	1.625%	4/28/32	6,800	5,423
	Republic of Hungary	3.125%	9/21/51	14,035	9,216
					25,760
India (0.1%)
	Export-Import Bank of India	3.250%	1/15/30	3,000	2,612

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
Indonesia (2.0%)
[2]	Perusahaan Penerbit SBSN Indonesia III	4.400%	6/6/27	15,560	15,474
[2]	Perusahaan Penerbit SBSN Indonesia III	4.700%	6/6/32	4,300	4,228
	Republic of Indonesia	6.625%	2/17/37	15,123	16,514
	Republic of Indonesia	4.450%	4/15/70	7,650	6,520
					42,736
Ivory Coast (0.5%)
[2,3]	Republic of Cote d'Ivoire	4.875%	1/30/32	1,526	1,156
	Republic of Cote d'Ivoire	6.875%	10/17/40	1,715	1,276
[2,3,4]	Republic of Cote d'Ivoire	6.625%	3/22/48	10,599	7,442
					9,874
Jamaica (0.3%)
[4]	Jamaica	7.625%	7/9/25	5,888	6,115
Jordan (1.3%)
[2]	Kingdom of Jordan	7.750%	1/15/28	20,490	19,142
	Kingdom of Jordan	7.375%	10/10/47	10,151	7,424
					26,566
Kazakhstan (0.7%)
[2,7]	Development Bank of Kazakhstan JSC	10.950%	5/6/26	3,450,000	5,726
	Development Bank of Kazakhstan JSC	2.950%	5/6/31	3,849	2,885
	Republic of Kazakhstan	4.875%	10/14/44	6,610	5,460
					14,071
Kenya (0.3%)
	Republic of Kenya	7.000%	5/22/27	9,428	7,057
Lebanon (0.1%)
[5]	Lebanon Republic	8.250%	4/12/21	2,430	285
[5]	Lebanon Republic	6.100%	10/4/22	2,250	136
[5]	Lebanon Republic	6.650%	4/22/24	2,890	175
[5]	Lebanon Republic	7.000%	3/20/28	6,310	380
[5]	Lebanon Republic	6.650%	2/26/30	4,900	291
[5]	Lebanon Republic	7.150%	11/20/31	1,445	73
[5]	Lebanon Republic	8.200%	5/17/33	1,445	86
[5]	Lebanon Republic	8.250%	5/17/34	1,445	87
					1,513
Mexico (3.0%)
[8]	Mexican Bonos	7.750%	11/13/42	536,000	23,308
	United Mexican States	4.400%	2/12/52	52,140	39,063
	United Mexican States	3.771%	5/24/61	820	530
					62,901
Mongolia (0.4%)
	Mongolia	5.625%	5/1/23	4,843	4,768
[2]	Mongolia	5.125%	4/7/26	3,020	2,730
					7,498
Morocco (1.2%)
[2,3]	Kingdom of Morocco	2.000%	9/30/30	10,430	7,945
	Kingdom of Morocco	3.000%	12/15/32	2,635	1,814
	Kingdom of Morocco	4.000%	12/15/50	28,251	16,406
					26,165
Namibia (0.2%)
	Republic of Namibia	5.250%	10/29/25	4,402	3,881
Nigeria (1.9%)
	Republic of Nigeria	6.125%	9/28/28	6,164	4,368
[2]	Republic of Nigeria	8.375%	3/24/29	12,408	9,450
	Republic of Nigeria	7.875%	2/16/32	10,532	7,335

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[2]	Republic of Nigeria	8.250%	9/28/51	30,202	18,739
					39,892
North Macedonia (0.2%)
	North Macedonia	2.750%	1/18/25	869	818
[2,3]	North Macedonia	1.625%	3/10/28	1,314	1,028
	North Macedonia	1.625%	3/10/28	3,729	2,917
					4,763
Oman (1.5%)
	Sultanate of Oman	6.500%	3/8/47	16,559	13,889
[2]	Sultanate of Oman	7.000%	1/25/51	9,512	8,364
	Sultanate of Oman	7.000%	1/25/51	10,065	8,877
					31,130
Pakistan (0.9%)
[2]	Islamic Republic of Pakistan	8.875%	4/8/51	17,895	10,671
	Islamic Republic of Pakistan	8.875%	4/8/51	13,951	8,315
					18,986
Panama (2.4%)
	Panama Bonos del Tesoro	3.362%	6/30/31	1,941	1,687
	Republic of Panama	3.750%	3/16/25	4,150	4,102
[4]	Republic of Panama	4.500%	4/16/50	4,956	4,049
[4]	Republic of Panama	3.870%	7/23/60	49,188	34,951
	Republic of Panama	4.500%	1/19/63	8,072	6,256
					51,045
Paraguay (1.2%)
	Republic of Paraguay	4.625%	1/25/23	6,710	6,719
	Republic of Paraguay	5.000%	4/15/26	5,240	5,151
	Republic of Paraguay	5.600%	3/13/48	2,542	2,021
	Republic of Paraguay	5.400%	3/30/50	16,277	12,669
					26,560
Peru (2.2%)
	Corp. Financiera de Desarrollo SA	4.750%	7/15/25	203	201
[2]	Corp. Financiera de Desarrollo SA	2.400%	9/28/27	1,903	1,605
[2]	Fondo MIVIVIENDA SA	4.625%	4/12/27	16,604	16,081
	Republic of Peru	7.350%	7/21/25	9,005	9,727
	Republic of Peru	4.125%	8/25/27	1,678	1,645
	Republic of Peru	2.783%	1/23/31	6,000	5,105
	Republic of Peru	3.000%	1/15/34	16,124	13,231
					47,595
Philippines (1.3%)
	Republic of Philippines	3.950%	1/20/40	13,150	11,407
	Republic of Philippines	3.700%	3/1/41	5,378	4,446
[3]	Republic of Philippines	1.750%	4/28/41	16,378	11,506
					27,359
Romania (2.9%)
[2]	Romania	5.250%	11/25/27	21,839	20,850
[2,3]	Romania	1.750%	7/13/30	19,185	14,287
	Romania	1.750%	7/13/30	7,460	5,555
[2]	Romania	6.000%	5/25/34	14,596	13,180
[2,3]	Romania	2.750%	4/14/41	5,200	3,179
	Romania	2.750%	4/14/41	5,771	3,513
					60,564
Russia (0.1%)
[5,9,10]	Russian Federation	6.900%	7/23/31	928,956	—

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[5]	Russian Federation	2.650%	5/27/36	11,900	2,994
					2,994
Saudi Arabia (3.3%)
	Kingdom of Saudi Arabia	2.875%	3/4/23	69,453	69,226
Senegal (0.5%)
	Republic of Senegal	6.250%	5/23/33	5,046	3,864
	Republic of Senegal	6.750%	3/13/48	11,450	7,270
					11,134
Serbia (2.3%)
[3]	Republic of Serbia	3.125%	5/15/27	43,998	40,296
	Republic of Serbia	1.650%	3/3/33	4,034	2,645
[2,3]	Republic of Serbia	2.050%	9/23/36	10,316	6,355
					49,296
South Africa (3.1%)
	Republic of South Africa	5.875%	9/16/25	5,345	5,293
	Republic of South Africa	4.850%	9/27/27	14,200	12,960
	Republic of South Africa	4.850%	9/30/29	11,833	10,110
	Republic of South Africa	5.650%	9/27/47	22,035	15,041
	Republic of South Africa	5.750%	9/30/49	9,957	6,801
	Republic of South Africa	7.300%	4/20/52	19,304	15,485
					65,690
South Korea (1.8%)
[2]	Korea Electric Power Corp.	4.000%	6/14/27	5,100	5,117
[2]	Korea National Oil Corp.	1.750%	4/18/25	34,576	32,615
					37,732
Sri Lanka (0.6%)
[5]	Republic of Sri Lanka	6.125%	6/3/25	8,504	2,765
[5]	Republic of Sri Lanka	6.825%	7/18/26	12,679	4,204
[5]	Republic of Sri Lanka	7.850%	3/14/29	14,755	4,395
[5]	Republic of Sri Lanka	7.550%	3/28/30	3,372	1,087
					12,451
Tunisia (0.3%)
	Tunisian Republic	5.750%	1/30/25	13,250	7,278
Turkey (0.8%)
	Republic of Turkey	5.750%	5/11/47	27,145	16,707
Ukraine (1.1%)
	Ukraine	7.750%	9/1/23	11,800	3,835
	Ukraine	8.994%	2/1/24	14,610	3,738
	Ukraine	7.750%	9/1/24	10,557	2,680
	Ukraine	7.750%	9/1/25	22,715	5,777
	Ukraine	7.750%	9/1/26	12,465	3,167
	Ukraine	9.750%	11/1/28	501	125
	Ukraine	6.876%	5/21/29	5,900	1,451
	Ukraine	4.375%	1/27/30	4,700	1,182
	Ukraine	7.253%	3/15/33	8,200	2,030
	Ukreximbank Via Biz Finance plc	9.750%	1/22/25	75	37
					24,022
United Arab Emirates (2.9%)
[2,11]	Emirate of Abu Dhabi	4.050%	7/7/32	3,265	3,280
[2]	Emirate of Abu Dhabi	4.951%	7/7/52	52,285	52,675
[2]	Finance Department Government of Sharjah	4.000%	7/28/50	2,646	1,771
	Finance Department Government of Sharjah	4.000%	7/28/50	5,860	3,946
					61,672

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
Uruguay (1.4%)
[4]	Oriental Republic of Uruguay	5.100%	6/18/50	18,645	18,677
[4]	Oriental Republic of Uruguay	4.975%	4/20/55	10,634	10,473
					29,150
Uzbekistan (2.1%)
	Republic of Uzbekistan	4.750%	2/20/24	24,199	23,036
[2]	Uzbekneftegaz JSC	4.750%	11/16/28	27,361	21,567
					44,603
Venezuela (0.0%)
[5]	Republic of Venezuela	11.750%	10/21/26	640	54
[5]	Republic of Venezuela	7.000%	3/31/38	1,500	128
					182
Vietnam (0.2%)
	Socialist Republic of Vietnam	4.800%	11/19/24	4,700	4,674
Total Sovereign Bonds (Cost $1,860,890)					1,432,620
				Shares
Temporary Cash Investments (7.7%)
Money Market Fund (7.7%)
[12]	Vanguard Market Liquidity Fund (Cost $163,944)	1.417%		1,639,893	163,940
	Counterparty	Expiration Date	Exercise Price	Notional Value ($000)
Options Purchased (0.0%)
Foreign Currency Options (0.0%)
Call Options
EUR	BARC	10/21/22	USD1.220	110,665	3

	Counterparty	Expiration Date	Exercise Price	Notional Value ($000)	Market Value ($000)
Put Options
USD	BNPSW	7/21/22	JPY95.100	10,000	—
Total Options Purchased (Cost $1,386)					3
Total Investments (100.3%) (Cost $2,668,938)					2,125,324
Other Assets and Liabilities—Net (-0.3%)					(7,310)
Net Assets (100.0%)					2,118,014
Cost is in $000.
1	Guaranteed by the Republic of Azerbaijan.
2	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2022, the aggregate value was $513,033,000, representing 24.2% of net assets.
3	Face amount denominated in euro.
4	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5	Non-income-producing security—security in default.
6	Step bond.
7	Face amount denominated in Kazakhstan Tenge.
8	Face amount denominated in Mexican pesos.
9	Face amount denominated in Russian rubles.
10	Security value determined using significant unobservable inputs.
11	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of June 30, 2022.
12	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
BARC—Barclays Bank plc.
BNPSW—BNP Paribas.
JPY—Japanese yen.
USD—U.S. dollar.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
Ultra 10-Year U.S. Treasury Note	September 2022	728	92,729	2,948
Ultra Long U.S. Treasury Bond	September 2022	22	3,396	124
5-Year U.S. Treasury Note	September 2022	435	48,829	(499)
				2,573

Short Futures Contracts
10-Year U.S. Treasury Note	September 2022	(276)	(32,715)	(488)
2-Year U.S. Treasury Note	September 2022	(782)	(164,232)	(617)
Euro-Bobl	September 2022	(378)	(46,944)	170
Euro-Bund	September 2022	(383)	(56,983)	(569)
Long U.S. Treasury Bond	September 2022	(70)	(9,704)	(256)
				(1,760)
				813

Forward Currency Contracts
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Counterparty		Receive		Deliver
JPMorgan Chase Bank, N.A.	9/21/22	JPY	7,266,314	USD	54,555	—	(683)
HSBC Bank plc	9/21/22	SGD	22,535	USD	16,455	—	(226)
Barclays Bank plc	9/21/22	TRY	297,259	USD	16,474	114	—
Morgan Stanley Capital Services Inc.	7/20/22	TRY	204,940	USD	11,644	493	—
BNP Paribas	7/20/22	TRY	138,800	USD	7,793	427	—
Morgan Stanley Capital Services Inc.	9/21/22	USD	1,691	CHF	1,652	—	(50)
Royal Bank of Canada	9/21/22	USD	32,934	CNY	221,578	—	(153)
HSBC Bank plc	9/21/22	USD	188,273	EUR	177,283	1,381	—
Bank of America, N.A.	9/21/22	USD	10,597	EUR	10,015	39	—
Morgan Stanley Capital Services Inc.	9/21/22	USD	104	EUR	98	—	—
Morgan Stanley Capital Services Inc.	9/21/22	USD	22,064	JPY	2,916,934	438	—
Barclays Bank plc	7/22/22	USD	17,372	JPY	2,109,962	1,800	—
Royal Bank of Canada	9/21/22	USD	9,659	JPY	1,269,296	248	—
BNP Paribas	7/22/22	USD	9,683	JPY	971,945	2,510	—
Barclays Bank plc	9/21/22	USD	8,962	MXN	182,965	2	—
BNP Paribas	9/21/22	USD	7,799	MXN	157,024	110	—
Goldman Sachs & Co.	9/21/22	USD	6,723	MXN	141,341	—	(198)
Morgan Stanley Capital Services Inc.	9/21/22	USD	662	MXN	13,722	—	(10)
JPMorgan Chase Bank, N.A.	7/20/22	USD	18,970	TRY	343,740	—	(1,388)
Citibank, N.A.	9/21/22	USD	16,474	TRY	274,458	1,159	—
Morgan Stanley Capital Services Inc.	12/21/22	USD	9,599	TRY	204,940	—	(691)
Goldman Sachs & Co.	12/21/22	USD	5,075	TRY	101,201	—	(6)
Citibank, N.A.	12/21/22	USD	1,789	TRY	35,830	—	(10)
UBS AG	12/21/22	USD	182	TRY	3,665	—	(2)
Bank of America, N.A.	12/21/22	USD	3	TRY	68	—	—
						8,721	(3,417)
CHF—Swiss franc.
CNY—Chinese renminbi.
EUR—euro.
JPY—Japanese yen.
MXN—Mexican peso.
SGD—Singapore dollar.
TRY—Turkish lira.
USD—U.S. dollar.

Over-the-Counter Credit Default Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Periodic Premium Received (Paid)[1] (%)	Value ($000)	Remaining Up-Front Premium Paid (Received) ($000)	Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Credit Protection Sold/Moody's Rating
Penerbangan Malaysia Bhd/WR	6/22/27	BARC	15,795	1.000	(31)	21	—	(52)
Republic of Chile/A1	6/22/27	MSCS	2,620	1.000	(12)	30	—	(42)
Republic of Philippines/Baa2	6/22/27	BNPSW	7,320	1.000	(94)	(64)	—	(30)
Republic of Philippines/Baa2	6/22/27	JPMC	24,910	1.000	(319)	(128)	—	(191)
Republic of Philippines/Baa2	6/22/27	JPMC	16,765	1.000	(215)	(82)	—	(133)
Republic of Turkey/B2	12/22/26	BANA	8,430	1.000	(2,123)	(1,485)	—	(638)
Republic of Turkey/B2	12/22/26	GSI	15,000	1.000	(3,778)	(2,699)	—	(1,079)
Republic of Turkey/B2	12/22/26	JPMC	25,300	1.000	(6,371)	(4,492)	—	(1,879)
					(12,943)	(8,899)	—	(4,044)

Credit Protection Purchased
Mexico Government International Bond	6/22/27	MSCS	39,160	(1.000)	1,294	1,362	—	(68)
Petroleos Mexicanos	12/22/26	BARC	15,300	(1.000)	3,145	1,422	1,723	—
Republic of Colombia	6/22/27	JPMC	8,395	(1.000)	694	554	140	—
Republic of Colombia	6/22/27	MSCS	32,280	(1.000)	2,670	1,467	1,203	—
					7,803	4,805	3,066	(68)
					(5,140)	(4,094)	3,066	(4,112)
1	Periodic premium received/paid quarterly.
BANA—Bank of America, N.A.
BARC—Barclays Bank plc.
BNPSW—BNP Paribas.
GSI—Goldman Sachs International.
JPMC—JPMorgan Chase Bank, N.A.
MSCS—Morgan Stanley Capital Services LLC.
The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.
At June 30, 2022, the counterparties had deposited in segregated accounts securities with a value of $8,323,000 and cash of $2,990,000 in connection with open forward currency contracts and open over-the-counter swap contracts.

Centrally Cleared Interest Rate Swaps
Termination Date	Future Effective Date	Notional Amount ($000)	Interest Rate Received (%)	Interest Rate (Paid) (%)	Value ($000)	Unrealized Appreciation (Depreciation) ($000)
7/4/23	7/4/22[1]	1,100,000[2]	0.000[3]	(5.75)[4]	—	—
6/28/24	6/28/23[1]	1,631,570[2]	0.000[3]	(6.165)[4]	(175)	(175)
1/2/25	N/A	228,512[5]	12.250[4]	(0.000)[6]	(428)	(342)
					(603)	(517)
1	Forward interest rate swap. In a forward interest rate swap, the fund and the counterparty agree to make periodic net payments beginning on a specified future effective date.
2	Notional amount denominated in Czeck koruna.
3	Based on Prague Interbank Offered Rate as of the most recent payment date. Interest payment received/paid semiannually.
4	Interest payment received/paid at maturity.
5	Notional amount denominated in Brazilian real.
6	Based on Brazil Interbank Deposit Certificate (CDI) as of the most recent payment date. Interest payment received/paid at maturity.
A. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees.
B. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
C. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. Fluctuations in the value of the contracts are recorded as an asset (liability).
D. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. Fluctuations in the value of the contracts are recorded as an asset (liability).
E. Options: The fund invests in options on foreign currency, which are transacted over-the-counter (OTC) and not on an exchange. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options. Credit risk involves the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund mitigates its counterparty risk by entering into options with a diverse group of prequalified counterparties and monitoring their financial strength. The primary risk associated with purchasing options on foreign currency is that the value of the underlying foreign currencies may move in such a way that the option is out-of-the-money (the exercise price of the option exceeds the value of the underlying investment), the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with selling options on foreign currency is that the value of the underlying foreign currencies may move in such a way that the option is in-the-money (the exercise price of the option exceeds the value of the underlying investment), the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received.
Options contracts on foreign currency are valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.
F. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.
The fund enters into centrally cleared interest rate and credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.
The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as an asset (liability) and as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.
G.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of June 30, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Corporate Bonds	—	528,761	—	528,761
Sovereign Bonds	—	1,432,620	—	1,432,620
Temporary Cash Investments	163,940	—	—	163,940
Options Purchased	—	3	—	3
Total	163,940	1,961,384	—	2,125,324
Derivative Financial Instruments
Assets
Futures Contracts[1]	3,242	—	—	3,242
Forward Currency Contracts	—	8,721	—	8,721
Swap Contracts	—[1]	3,066	—	3,066
Total	3,242	11,787	—	15,029
Liabilities
Futures Contracts[1]	2,429	—	—	2,429
Forward Currency Contracts	—	3,417	—	3,417
Swap Contracts	517[1]	4,112	—	4,629
Total	2,946	7,529	—	10,475
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments.